                           HANDY & HARMAN PENSION PLAN

               As Amended And Restated Effective December 1, 1989



         This is the Handy & Harman Pension Plan as amended and restated effective December 1, 1989 which unless otherwise expressly provided herein covers eligible employees of Handy & Harman and those of its Affiliated Corporations which have adopted the Plan for their eligible employees. The rights to benefits, if any, of employees who terminated employment prior to December 1, 1989 shall unless otherwise expressly provided herein be determined under the Plan, if any, as in effect for the employee at the date of his termination of employment. This amended and restated plan includes amendments to the plan as amended and restated effective December 1, 1984 through the twentieth amendment effective January 1, 1993. This plan includes amendments through the 1994 Plan Year to comply with the provisions of the Tax Reform Act of 1986 as amended and corresponding regulations.

                           HANDY & HARMAN PENSION PLAN

                                TABLE OF CONTENTS



         Article 1         General Definitions

         Article 2         Provisions Relating To Participation

         Article 3         Definitions For Computation Of Accrued Benefit

         Article 4         Benefits For Participants, Their Surviving Spouses And
                                   Beneficiaries

         Article 5         Contributions

         Article 6         Pension Trust

         Article 7         Administration Of The Pension Plan

         Article 8         Amendments To The Pension Plan

         Article 9         Termination Of The Pension Plan

         Article 10        Temporary Limitation On Benefits For Highly-Paid Employees

         Article 11        Limitations On Benefits

         Article 12        Top-Heavy Provisions

         Article 13        Merger, Consolidation, Or Asset Or Liability Transfer

         Article 14        Miscellaneous Provisions


This plan covers several Participating Companies of Handy & Harman. A list of Participating Companies is included at the end of Article 1. This plan document includes a separate Article 2, 3 and 4 for each Participating Company, with each set noted by the letter designation included on the list of Participating Companies. There is also an additional Article 3 and Article 4 which contains provisions generally applicable to all Participating Companies.

                           HANDY & HARMAN PENSION PLAN

                                    Article 1

                               GENERAL DEFINITIONS


     Wherever used in this document, the words and phrases defined in this
     Article 1 shall have the meanings stated in this Article 1 unless the context clearly indicates otherwise.


1.1 "Actuarial Equivalent" shall mean when applicable to a benefit hereunder that the benefit has, at the date of determination, the same value as the applicable other benefit hereunder when computed with interest at 8% per year, compounded annually, and with mortality in accordance with the Unisex Pension 1984 Mortality Table without set back in the case of the Participant and set back three years in the case of a co-pensioner. In any case where the Actuarial Equivalent of the monthly benefit payable to any Participant or surviving spouse must be determined as a single sum amount, such Actuarial Equivalent shall be determined on the basis of the above 8% interest rate unless the level interest rate that is equivalent to the interest rates used by the PBGC to value deferred annuities (or in the case of a Participant or surviving spouse who is entitled to an immediate pension, to value immediate annuities) for pension plans terminating as of the first day of the Plan Year

                                      1-1
     in which the determination date falls is lower than such 8% interest rate in which event such PBGC interest rates, or rate as applicable, shall be used to determine the Actuarial Equivalent. In determining such single sum amount the determination shall be made assuming the Participant is not married and elects no optional form of pension. In the case of determining the single sum amount for a Participant who is not entitled to an immediate pension, such single sum amount shall be determined reflecting the amount of pension commencing at the Participant's Normal Retirement Date.

1.2 "Affiliated Corporation" shall mean Handy & Harman, each corporation as to which Handy & Harman is the successor, and any other corporation 50% or more of whose outstanding voting stock is owned, directly or indirectly, by Handy & Harman.

1.3  "Annuity Starting Date" shall mean:

         (a) the first day of the first period for which an amount is payable as an annuity, or

         (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the participant to such benefit.

1.4 "Birthday" shall mean the anniversary of the date of birth of an individual.

                                      1-2

1.5  "Board of Directors" shall mean the board of directors of Handy & Harman.

1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

1.7 "Committee" shall mean the administrative committee of the Pension Plan provided for in Section 7.

1.8  "Company" shall mean Handy & Harman, a New York corporation.

     "Participating Company" shall mean any Affiliated Corporation, or a division (or location or other separately identifiable entity) that is a part of any Affiliated Corporation, which is designated a Participating Company by the Board of Directors, and which by action of its board of directors adopts this Plan.

1.9 "Continuous Service" shall mean on any given date, except as otherwise pro-vided in Section 2.1, the period of time commencing on the first day of the month in which an employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, occurs and ending on the first day of the month coinciding with (next following, if none coincides with) his Severance From Service Date. In the case of any individual who is an employee

                                      1-3
     of any company (or a division, location or other part of any company) that is acquired by any Affiliated Corporation after December 31, 1982 and who is employed by the company on such acquisition date, Continuous Service shall not include any period prior to the date of acquisition unless otherwise specifically provided for by the Board of Directors. Continuous Service shall be stated in years and twelfth's of years.

     An individual shall cease to accrue Continuous Service on his Severance From Service Date provided, however, that an individual's Continuous Service shall include the following periods:

(a)  a period of authorized leave of absence granted by an Affiliated
     Corporation,

(b)  a period of up to twelve months during which an individual is on layoff,

(c) a period of up to twelve months during which an individual is absent from active work on account of a compensable disability incurred during the course of employment with an Affiliated Corporation, except that if the individual returns to work with an Affiliated Corporation within 30 days after final payment of statutory compensation for such disability or after the end of the period used in calculating a lump sum payment, the full

                                      1-4
     period during which the individual is absent,

(d) a period of up to twelve months after an individual shall have ceased to be in the employment of an Affiliated Corporation if the individual returns to employment with an Affiliated Corporation during such period, or

(e) a period of up to twenty-four months after an individual shall have ceased to be in the employment of an Affiliated Corporation for a Maternity or Paternity Leave if the individual returns to employment with an Affiliated Corporation during such period. A Maternity or Paternity Leave shall be an absence which commenced on or after December 1, 1985 by reason of (i) the pregnancy of a Participant, (ii) the birth of a child or the adoption of a child by the Participant or the Participant's spouse, or (iii) the care of a Participant's child immediately after its birth or adoption.

     An individual who has ceased to accrue Continuous Service because he has ceased to be in the employment of an Affiliated Corporation shall nevertheless retain the Continuous Service he had accrued at the time he ceased to be in such employment:

         (a) until the date of his death if he was a Vested Participant;
     otherwise

                                      1-5

         (b) until the end of a period of time equal to his period of Continuous Service, or effective December 1, 1985 five One Year Periods Of Severance if greater, but such Continuous Service shall be canceled as of the end of such period of time if he has not prior thereto returned to employment with an Affiliated Corporation and continued in such employment for the one year period starting on his reemployment date.

1.10 "Employee" shall mean each individual who is in the employment of an Affiliated Corporation on or after December 1, 1989 or such later date that the employment unit which employs him became a Participating Company.

1.11 "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service.

1.12 "ERISA" the Employee Retirement Income Security Act of 1974.

1.13 "Hour of Service" means an hour for which the Employee is paid, or entitled to payment, by an Affiliated Corporation either for the performance of duties for an Affiliated Corporation or for a period of time during which no duties are performed due to vacations, holidays, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. In addition, Hour of Service shall include each hour for which back pay, irrespective of mitigation of damages is either awarded

                                      1-6
     or agreed to by an Affiliated Corporation, if such hour has not been credited under the preceding sentence.

1.14 "Leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an employee of the recipient if:

         (a) such employee is covered by a money purchase pension plan providing:

                  (i) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b);

                  (ii) immediate participation; and

                  (iii) full and immediate vesting.

         (b) Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

                                      1-7

     Leased Employees are not eligible to participate in this Plan.

1.15 "Limitation Year" is the same as the calendar year.

1.16 "One Year Period Of Severance" shall mean an 12-consecutive month period beginning on the Severance From Service Date or any anniversary thereof and ending on the next succeeding anniversary of such date; provided, however, that the employee during such 12-consecutive-month period does not complete any hours of service within the meaning of 29 CFR Part 2530.200 b-2 (a) for the employer or employers maintaining the plan.

1.17 "PBGC" shall mean Pension Benefit Guarantee Corporation.

1.18 "Pension Plan" shall mean the plan of pension benefits set forth herein which shall be known as the Handy & Harman Pension Plan.

1.19 "Pension Trust" shall mean the trust established to implement the Pension Plan.

1.20 "Pension Trustee" shall mean the person or persons or party or parties acting as the trustee or trustees of and under the Pension Trust.

1.21 "Period Of Severance" shall mean the period of time commencing on the Severance From Service Date and ending on the date when the employee again performs an Hour of Service.

1.22 "Plan Year" on and after January 1, 1993 shall mean a year beginning on January 1st and

                                      1-8
     ending on the next December 31st, the same as the calendar year. "Plan Year" on or prior to November 30, 1992 shall mean a year beginning on December 1st and ending on the following November 30th. The period from December 1, 1992 through December 31, 1992 shall be a "Plan Year".

1.23 "Qualified Domestic Relation Order", as referred to in Section 14.6, shall mean a domestic relations order that satisfies the conditions of a Qualified Domestic Relations Order as defined in the Retirement Equity Act of 1984 as determined by the Committee. If the Plan is required to make payments to an alternate payee under a Qualified Domestic Relations Order then the benefits otherwise payable to a Participant and his spouse or other beneficiaries, shall be adjusted so that the sum total of benefits payable to the Participant, his spouse or other beneficiaries payees are the Actuarial Equivalent of the benefits that would have been paid absent the Qualified Domestic Relations Order.

1.24 "Reemployment Commencement Date" shall mean the first date following a Period Of Severance from service which is not required to be taken into account under the Plan on which the Employee first performs an Hour of Service.

1.25 "Severance From Service Date" shall be the earlier to occur of the following dates:

         (a) the date on which the employee quits, retires, is discharged, or


                                      1-9
     dies; or

         (b) the first anniversary of the first date of a period in which the employee remains absent from service (with or without pay) with an Affiliated Corporation for any reason other than quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or layoff.


                                      1-10

                           HANDY & HARMAN PENSION PLAN

                                   Article 2A

                      PROVISIONS RELATING TO PARTICIPATION

                       Plan As In Effect At Handy & Harman

            (For Plan purposes also referred to as "Handy & Harman")

2.1    "Continuous Service" shall be as defined in Section 1.9.


2.2 A. "Member Of The Eligible Class" for the period through December 31, 1992 shall mean each Employee of Handy & Harman excluding however each Employee who is compensated on an hourly rate basis who is employed at the East Providence, Rhode Island plant, and excluding any Employee who is subject to a collective bargaining agreement which does not incorporate the Plan, and excluding any Employee covered by another retirement plan qualified under Code Section 401(a) sponsored by Handy & Harman.

B. "Member Of The Eligible Class" for the period starting January 1, 1993 shall mean each Employee of Handy & Harman excluding however each Employee who is compensated on an hourly rate basis who is employed at either the East Providence, Rhode Island plant or the South Windsor Metallurgical plant, and excluding any Employee who is subject to a collective bargaining agreement which does not incorporate the Plan, and excluding any Employee covered by another retirement plan qualified under Code Section 401(a) sponsored by Handy & Harman.

2.3    "Participant" means, unless specifically stated, an Active

                                      2A-1

        Participant, Vested Participant, Disabled Participant or Inactive Participant as the context indicates.

2.4 Active Participant. Each Member Of The Eligible Class shall become an Active Participant on the earliest date as of which he has both completed one year of Continuous Service and attained his 21st Birthday. An Active Participant shall cease to be an Active Participant on the date on which he ceases to be a Member Of The Eligible Class.

2.5 Vested Participant. An Active Participant shall become a Vested Participant on the earlier to occur of the following two dates:

                (a) the date the Active Participant completes 5 years of Continuous Service.

                (b) the Active Participant's 65th Birthday.

2.6 Disabled Participant. An Active Participant who ceases to be an Active Participant on account of a disability, the onset of which occurs when he is an Active Participant with two or more years of Continuous Service but prior to his Earliest Benefit Commencement Date, pursuant to which he becomes entitled to receive disability benefits under the Federal Social Security Act within one year of the date of the onset of his disability, shall become a Disabled Participant on the first day of the month following the sixth monthly anniver-

                                      2A-2
       sary of the onset of his disability. A Disabled Participant shall cease to be a Disabled Participant on the date as of which he ceases to be entitled to receive disability benefits under the Federal Social Security Act if such date is prior to his Normal Retirement Date, otherwise on the date of his death. A person who ceases to be a Disabled Participant prior to his Normal Retirement Date other than by death shall be deemed to have been on an authorized leave of absence granted by an Affiliated Corporation (hereinafter a "Disability Leave") for the period beginning on the date of the onset of his disability and ending on the earlier to occur of the first day of the month coincident with (next following, if none coincides with) the first anniversary of the onset of his disability and the date he ceased to be a Disabled Participant. If a person who ceases to be a Disabled Participant prior to his Normal Retirement Date again becomes a Member Of The Eligible Class within the twelve-month period following the month in which he ceased to be a Disabled Participant, he shall thereupon become an Active Participant and he shall retain the Continuous Service he has at that time. Otherwise, it shall be deemed that he ceased to be an Active Participant at the expiration of his Disability Leave.

2.7    Inactive Participant. An Active Participant who is not a Vested
       Participant

                                      2A-3
       who ceases to be an Active Participant other than by death shall become an Inactive Participant. An Inactive Participant shall cease to be an Inactive Participant on the earliest to occur of the following four dates:

         (a) the date of his death.

         (b) the date the Inactive Participant again becomes an Active Participant.

         (c) the date he completes 5 years of Continuous Service, in which event he shall thereupon become a Vested Participant.

         (d) the date his Continuous Service is disregarded pursuant to Section 1.9.


2.8    "Normal Retirement Age" shall mean the individual's 65th Birthday.

2.9 "Normal Retirement Date" shall mean the first day of the month following the month which includes the individual's Normal Retirement Age.

2.10   "Earliest Benefit Commencement Date" shall mean the earlier of:

         (a) the Active Participant's Normal Retirement Date, and

         (b) the first day of the month following the month in which the Active Participant has both attained his 60th Birthday and completed 10 years of Continuous Service (5 years if the individual was employed by an Affiliated Corporation on December 1, 1989).

                                      2A-4

                           HANDY & HARMAN PENSION PLAN

                                   Article 3A

                 DEFINITIONS FOR COMPUTATION OF ACCRUED BENEFIT

                       Plan As In Effect At Handy & Harman

            (For Plan purposes also referred to as "Handy & Harman")


3.1 "Benefit Service" shall be equal to Continuous Service except that Benefit Service shall not include any period prior to September 9, 1983 with the Improved Laminated Metals Division of Krementz & Co.

3.2 "Expected Monthly Normal Retirement Pension" shall mean for an Active Participant on any given date the larger of (a) and (b), where:

         (a) equals the sum of

                   (i) 38.75% of such Active Participant's Average Monthly Basic Pay, and

                   (ii) 11.25% of such Average Monthly Basic Pay in excess of $833.33, if any, with such sum multiplied in the case of an Active Participant whose Expected Period Of Benefit Service At Normal Retirement Date is less than 25 years by a percentage equal to 4% multiplied by his Expected Period Of Benefit Service At Normal Retirement Date, and

        (b) equals $12.50 multiplied by such Active Participant's Expected Period Of Benefit Service At Normal Retirement Date, plus $1.50 multiplied by such Expected Period of Benefit Service At Normal Retirement Date in excess of 15 years, if any, plus $1.50 multiplied by such Expected Period Of Benefit

                                      3A-1

       Service At Normal Retirement Date in excess of 30 years, if any.

3.3 "Accrued Monthly Pension" shall mean for an Active Participant on any given date the product of (a) and (b) where:

         (a) equals such Active Participant's Expected Monthly Normal Retirement Pension on such given date, and

         (b) equals such Active Participant's Service Ratio on such given date, provided however, that the Accrued Monthly Pension for an Active Participant on any given date shall in no case be less than the Accrued Monthly Pension deter mined for him under the Pension Plan on any date prior to such given date.

                                      3A-2

                           HANDY & HARMAN PENSION PLAN

                                    Article 3

                 DEFINITIONS FOR COMPUTATION OF ACCRUED BENEFIT

                Plan As In Effect At All Participating Companies



3.10 "Pay" shall mean the annual rate of an individual's regular fixed salary or, in the case of an hourly-paid individual, 2,080 times his regular fixed hourly wage rate paid by an Affiliated Corporation but shall not include any amount payable as bonus, commission, overtime premium, shift differential, reward, prize or any type of compensation other than regular fixed salary or wage. If the annual rate so computed for an individual is not an integral multiple of one hundred dollars, his Pay shall be deemed to be the next higher integral multiple of one hundred dollars.


3.11A The definition of Basic Pay in this Section 3.11A was in effect for the period ended November 30, 1992. "Basic Pay" for the period ended November 30, 1992 shall mean, in and for any Plan Year, an Active Participant's Pay on either the September 1st preceding the commencement of such Plan Year if the Active Participant was employed by an Affiliated Corporation on such September 1st, or the date on which the Active Participant was employed by an Affiliated Corporation if such date was subsequent to the September 1st preceding such Plan Year. If an Active

                                      3-1

        Participant whose Continuous Service commenced prior to a given September 1st does not have a regular fixed salary or regular fixed hourly wage rate on such September 1st, then his regular fixed salary or regular fixed hourly wage rate on such September 1st shall be deemed to be equal to his regular fixed salary or regular fixed hourly wage rate on the latest date preceding such September 1st as of which he did have a regular fixed salary or regular fixed hourly wage rate.

3.11B The definition of Basic Pay in this Section 3.11B is effective for the period starting December 1, 1992. "Basic Pay" for the period starting December 1, 1992 shall mean, in and for any Plan Year beginning on or prior to December 1, 1992, an Active Participant's Pay on either the September 1st preceding the commencement of such Plan Year if the Active Participant was employed by an Affiliated Corporation on such September 1st, or the date on which the Active Participant became employed by an Affiliated Corporation if such date was subsequent to the September 1st preceding such Plan Year. If an Active Participant whose Continuous Service commenced prior to a given September 1st does not have a regular fixed salary or regular fixed hourly wage rate on such September 1st, then his regular fixed salary or regular fixed hourly wage rate on such September 1st shall be deemed to be equal to his regular fixed salary or regular fixed hourly wage rate on the latest date preceding such September 1st as of which he did have a regular fixed salary or regular fixed hourly wage rate.

                                      3-2

        "Basic Pay" shall mean, in and for any Plan Year, beginning on or after January 1, 1993, an Active Participant's Pay on either the January 1st on which such Plan Year commenced if the Active Participant was employed by an Affiliated Corporation on such January 1st, or the date on which the Active Participant was employed by an Affiliated Corporation if such date was subsequent to the January 1st on which such Plan Year commenced. If an Active Participant whose Continuous Service commenced prior to a given January 1st does not have a regular fixed salary or regular fixed hourly wage rate on such January 1st, then his regular fixed salary or regular fixed hourly wage rate on such January 1st shall be deemed to be equal to his regular fixed salary or regular fixed hourly wage rate on the latest date preceding such January 1st as of which he did have a regular fixed salary or regular fixed hourly wage rate.

3.12 Limitation on Pay. For each Plan Year beginning after 1988, the Basic Pay or annual compensation of each participant taken into account under the Plan for any year shall not exceed Two Hundred Thousand Dollars ($200,000) (One Hundred Fifty Thousand Dollars ($150,000) for 1994), provided that the Commissioner of the Internal Revenue Service shall adjust the amount as of January 1 of each calendar year commencing with January 1, 1990. The adjusted limit shall be effective for any Plan Year beginning in such calendar year except that such adjusted limit for each calendar year through December 31, 1993 shall also apply to prior calendar years for purposes of performing Plan calculations in the calendar year of such adjustment. In addition, if the Plan determines compensation for fewer than twelve

                                      3-3

(12) calendar months, the limit for the short period shall equal the annual compensation limit for the calendar year in which the compensation period begins multiplied by the fraction the numerator of which is the total number of months in the period and the denominator of which is twelve (12). This limit applies to the combined compensation of the participant and any family member aggregated with the participant. The family members of a participant who are aggregated with a participant for purposes of this limitation are the participant's spouse and the participant's lineal descendants who are under age 19. If this $200,000 limitation applies to a participant and one or more of his family members, the limitation will be prorated among them in proportion to their total compensations in applying the contribution and allocation provisions of this Plan. For each Plan Year beginning prior to 1989, this $200,000 limitation will apply only if the Plan is top heavy, but the family aggregation rule will not apply. For Plan Years beginning after 1993, $150,000 shall be substituted for $200,000 throughout this paragraph, and the $150,000 compensation limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code.

A "statutory 401(a)(17) employee" means an employee whose current Accrued Monthly Pension as of any date on or after December 1, 1989 is based on an amount of Basic Pay for a Plan Year beginning on or prior to December 1, 1988 that exceeded $200,000.

The Accrued Monthly Pension of each statutory 401(a)(17) employee will

                                      3-4
be equal to the greater of the Accrued Monthly Pension determined under (a) or
(b) where:

         (a) equals the employee's Accrued Monthly Pension determined under the benefit formula applicable for the Plan Year beginning on or after December 1, 1989 as applied to the Active Participant's total years of Benefit Service, and

         (b) is equal to the sum of (i) and (ii) where

             (i) the Active Participant's Accrued Monthly Pension as of November 30, 1989 determined under the Plan as in effect on November 30, 1989, frozen in accordance with Regulation 1.401(a)(4)-13 and,

             (ii) equals the Active Participant's Accrued Monthly Pension determined under the benefit formula applicable for the Plan Year beginning on or after December 1, 1989 as applied to the Active Participant's years of Benefit Service credited for Plan Years beginning on or after December 1, 1989, where all such calculations are determined under the benefit formula in that Section 3.3 of the Plan that is applicable to him.

A "section 401(a)(17) employee" means an employee whose current Accrued Monthly Pension as of any date on or after January 1, 1994 is based on an amount of Basic Pay for a Plan Year beginning on or prior to January 1, 1993 that exceeded $150,000.

The Accrued Monthly Pension of each section 401(a)(17) employee will be equal to the greater of the Accrued Monthly Pension determined under (a) or (b) where:

                                      3-5

         (a) equals the employee's Accrued Monthly Pension determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994 as applied to the Active Participant's total years of Benefit Service, and

         (b) is equal to the sum of (i) and (ii) where

                  (i) the Active Participant's Accrued Monthly Pension as of December 31, 1993 determined under the Plan as in effect on December 31, 1993, frozen in accordance with Regulation 1.401(a)(4)-13 and,

                  (ii) equals the Active Participant's Accrued Monthly Pension determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994 as applied to the Active Participant's years of Benefit Service credited for Plan Years beginning on or after January 1, 1994, where all such calculations are determined under the benefit formula in that Section 3.3 of the Plan that is applicable to him.

3.13A The definition of Average Monthly Basic Pay in this Section 3.13A was in effect for the period ended November 30, 1992. "Average Monthly Basic Pay" for the period ended November 30, 1992 shall mean for an Active Participant in and for any Plan Year one-twelfth of the average of his Basic Pay during those five consecutive Plan Years out of the ten Plan Years ending with such Plan Year for which the sum of his Basic Pay for such five consecutive Plan Years is the largest; provided, however, that if there are not at least five consecutive Plan Years as to which

                                      3-6

        Basic Pay is defined for the Active Participant, Average Monthly Basic Pay for such Active Participant shall be equal to the average of his Basic Pay for those consecutive Plan Years for which Basic Pay is defined for him.

3.13B The definition of Average Monthly Basic Pay in this Section 3.13B is effective for the period starting December 1, 1992. "Average Monthly Basic Pay" for the period starting December 1, 1992 shall mean for an Active Participant in and for any Plan Year one-twelfth of the average of his Basic Pay during all his Plan Years beginning with the Plan Year commencing on January 1, 1993 provided that at least five Plan Years will be included in such average except that if there are not at least five Plan Years as to which Basic Pay is defined for the Active Participant, Average Monthly Basic Pay for such Active Participant shall be equal to the average of his Basic Pay for all those Plan Years for which Basic Pay is defined for him, and further provided that if such Active Participant has any period of consecutive Plan Years beginning on or after December 1, 1983 that includes the same number of Plan Years that is included in his Average Monthly Basic Pay which results in a larger amount of Average Monthly Basic Pay such larger Average Monthly Basic Pay will be reflected in his calculation. In all cases if Basic Pay for the January 1, 1993 through December 31, 1993 Plan Year is included in his Average Monthly Basic Pay, then Basic Pay for the December 1, 1992 through December 31, 1992 Plan Year will be excluded from such Average.

                                      3-7

3.14 "Benefit Service", except as otherwise provided in Section 3.1, shall be equal to Continuous Service except that in the case of any individual who is an employee of any company (or a division, location or other part of any company) that is acquired by any Affiliated Corporation after December 31, 1982 and who is employed by the company on such acquisition date, Benefit Service shall not include any period prior to the date of acquisition unless otherwise specifically provided for by the Board of Directors.


3.15 "Expected Period of Benefit Service At Normal Retirement Date" shall mean for an Active Participant on any given date the greater of (a) and
        (b) where:

         (a) is equal to the sum of:

                  (i) his Benefit Service on the first day of the month coinciding with (next preceding, if none coincides with) such given date, and

                  (ii) the number of years, to the nearer one-twelfth of a year, from such first day of the month to such Active Participant's Normal Retirement Date, and

         (b) is applicable only to an individual who is an Active Participant after his Normal Retirement Date and is equal to his actual Benefit Service on the given date.

3.16   "Service Ratio" shall mean for an Active Participant on any given date

                                      3-8
the ratio

         of:

         (a) his Benefit Service on such given date, to

         (b) his Expected Period Of Benefit Service At Normal Retirement Date, provided that such ratio shall not be greater than 1.0000.

                                      3-9

                           HANDY & HARMAN PENSION PLAN

                                   Article 4A

      BENEFITS FOR PARTICIPANTS, THEIR SURVIVING SPOUSES AND BENEFICIARIES

                       Plan As In Effect At Handy & Harman

            (For Plan purposes also referred to as "Handy & Harman")



4.1 Normal Retirement Pension. Each Vested Participant who ceases to be an Active Participant on or after his Normal Retirement Date will receive a monthly Normal Retirement Pension beginning on the first day of the month coincident with (next following, if none coincides with) the date he ceases to be an Active Participant.

        The amount of Normal Retirement Pension for a Vested Participant who is not married at the time his pension commences shall be the greater of
        (a) and (b), where (a) equals his Accrued Monthly Pension determined on his Normal Retirement Date, increased, if the Active Participant ceases to be an Active Participant after his Normal Retirement Date, by 3/4% for each month in the period starting on his Normal Retirement Date and ending on the earlier of last day of the month in which he ceased to be an Active Participant and March 1, 1988 and (b) equals his Accrued Monthly Pension determined on the first day of the month coincident with (next following, if none coincides with)

                                      4A-1
        the date he ceases to be an Active Participant. Such pension shall be payable as a Ten Years Certain And Life Thereafter Pension.

        The Normal Retirement Pension for a Vested Participant who is married at the time his pension commences shall be payable as a 50% Joint And Survivor Pension in an amount equal to the Actuarial Equivalent of the pension amount the Participant would receive if he is not married at the time his pension commences.

4.2 Disability Retirement Pension. Each Active Participant who becomes a Disabled Participant will receive a Disability Retirement Pension beginning on the date he becomes a Disabled Participant, and ending on the first day of the month coincident with (next preceding, if none coincides with) the date he ceases to be a Disabled Participant.

        The following paragraph was in effect for the period through November 30, 1990.

        The amount of Disability Retirement Pension for a Disabled Participant who is not married at the time his pension commences shall be equal to 30% of his Average Monthly Basic Pay determined as of the date he ceases to be an Active Participant, multiplied, if the Expected Period of Benefit Service at Normal Retirement Date for him on the date he ceases to be an Active Participant is

                                      4A-2
         less than 25 years, by a percentage equal to 4% times such Expected Period of Benefit Service at Normal Retirement Date. Such pension shall be payable as a Ten Years Certain and Life Thereafter Pension.

         The following paragraph is effective for the period starting December 1, 1990.

         The amount of Disability Retirement Pension for a Disabled Participant who is not married at the time his pension commences shall be equal to the larger of (a) and (b) below, where:

         (a) equals the Active Participant's Accrued Monthly Pension on that date he ceases to be an Active Participant, and

         (b) equals 70% of the Active Participant's Expected Monthly Normal Retirement Pension on the date he ceases to be an Active Participant based on his Average Monthly Basic Pay on the date he ceases to be an Active Participant.

         Such pension shall be payable as a Ten Years Certain and Life Thereafter Pension.

         The Disability Retirement Pension for a Disabled Participant who is married at the time his pension commences shall be payable as a 50% Joint And Survivor Pension in an amount equal to the Actuarial Equivalent of the pension amount the Participant would receive if he is not married at the time his pension commences.

                                      4A-3

4.3 Early Retirement Pension. Each Vested Participant who ceases to be an Active Participant other than by death prior to his Normal Retirement Date but on or after his Earliest Benefit Commencement Date shall be eligible to receive an Early Retirement Pension. Such pension shall commence on the first day of the month coincident with (next following, if none coincides with) the date he ceases to be an Active Participant.

        The amount of Early Retirement Pension for a Vested Participant who is not married at the time his pension commences shall be equal to his Accrued Monthly Pension on the date he ceases to be an Active Participant. Such pension shall be payable as a Ten Years Certain And Life Thereafter Pension.

        The Early Retirement Pension for a Vested Participant who is married at the time his pension commences shall be payable as a 50% Joint And Survivor Pension in an amount equal to the Actuarial Equivalent of the pension amount the Participant would receive if he is not married at the time his pension commences.

4.4 Deferred Vested Pension. Each Vested Participant who is not entitled to a pension pursuant to Section 4.1, 4.2 or 4.3 of this Article 4A on the date he ceases to be an Active Participant shall be eligible for a Deferred Vested

                                      4A-4

         Monthly Pension. Such pension shall begin on:

         (a) the Vested Participant's Normal Retirement Date, or

         (b) the first day of any month elected by the Vested Participant which is on or after his Earliest Benefit Commencement Date and on or after the day on which he makes his election but prior to his Normal Retirement Date.

         If such Vested Participant is not married at the time his pension commences, the amount of his pension shall be equal to a percentage of his Accrued Monthly Pension on the date he ceases to be an Active Participant. Such percentage shall be equal to 100%, minus 5/9th's of 1% for each month in the period beginning with the date his pension commences and ending on his Normal Retirement Date. Such pension shall be payable as a Ten Years Certain And Life Thereafter Pension.

         If such Vested Participant is married at the time his pension commences, the amount of his pension shall be payable as a 50% Joint And Survivor Pension in an amount equal to the Actuarial Equivalent of the pension amount the Participant would receive if he is not married at the time his pension commences.

         Single Sum Option for Deferred Vested Pension. Each Vested Participant who becomes eligible for a Deferred Vested Monthly Pension pursuant to

                                      4A-5
         this Section 4.4 may, within 30 days of the date he ceases to be in the employment of an Affiliated Corporation, elect to receive, in lieu of and in complete substitution for the benefits otherwise payable to him or on his account, the single sum payment that is the Actuarial Equivalent to the initial amount of monthly pension the Participant would have been entitled to receive commencing on his Normal Retirement Date if he were not married at that time, provided that effective January 1, 1985, if the Participant is married and the amount of the lump sum is more than $3,500., his spouse must consent to such election. The Single Sum Option is eliminated for any increase in benefits after October 31, 1992. The Single Sum Option is preserved for the amount of Accrued Monthly Pension determined as of October 31, 1992 under the Plan as in effect on October 31, 1992.

4.5 Pre-retirement Spouse Pension. In the case of:

         (a) a Vested Participant who ceases to be an Active Participant by death on or after his Earliest Benefit Commencement Date, or

         (b) a Vested Participant who ceases to be an Active Participant by death prior to his Earliest Benefit Commencement Date but after August 23, 1984, or,

         (c) a former employee who ceased to be in the employment of an Affiliated Corporation on or after December 1, 1976 whose death occurs on or

                                      4A-6
         after August 23, 1984 and who at the time of his death is entitled to a deferred vested pension benefit that has not commenced prior to the date of his death;

         Then a Pre-retirement Spouse Pension will be payable to the surviving spouse of the Participant or former employee if the surviving spouse was married to the Participant or former employee for the entire one year period ending on the date of death.

         The monthly pension to the surviving spouse will commence on the Earliest Benefit Commencement Date of the Active Participant or former employee, or the first day of the month coincident with (next following, if none coincides with) the date of death if later, if the spouse survives to that date and will cease on the first day of the month in which the spouse's death occurs.

         The amount of pension payable to the surviving spouse will be the amount that would have been payable to the surviving spouse if the Active Participant or former employee had his pension payable as a 50% Joint and Survivor Pension and:

         (a) in the case of an Active Participant whose death occurs on or after his Earliest Benefit Commencement Date, the Active Participant retired on his date of death, or

                                      4A-7

         (b) in the case of an Active Participant whose date of death was prior to his Earliest Benefit Commencement Date, the Active Participant terminated his employment for a reason other than death, survived to his Earliest Benefit Commencement Date and had his pension commence at that date, or

         (c) in the case of a former employee whose death occurs on or after his Earliest Benefit Commencement Date, the former employee had his pension commence on the date of his death, or

         (d) in the case of a former employee whose date of death was prior to his Earliest Benefit Commencement Date, the former employee survived to his Earliest Benefit Commencement Date and had his pension commence at that date.

        In each case where the calculation of the benefit to the surviving spouse reflects a reduction on account of the early commencement of the pension the spouse may elect prior to the date of the first pension payment on a form authorized by the Committee, to defer the commencement of the Pre-retirement Spouse Pension to the earliest date when such a reduction for early commencement would not be applied.

4.6 Post-Retirement Single Sum Death Benefits. At the death of a former Active Participant, who, at the time of his death, was receiving a pension

                                      4A-8
         pursuant to Section 4.1 or 4.3 of this Article 4A or was receiving a Disability Retirement Pension pursuant to Section 4.2 on account of a disability which had its onset after his 60th Birthday, a single sum death benefit in the amount of $2,500 shall be paid to his beneficiary.

4.7A Cost of Living Increase. Effective on the July 1st following end of the Plan Year in which a former Active Participant who is receiving pension payments pursuant to Sub-section 4.1, 4.2, 4.3 or 4.4 of this Article 4A first commenced to receive such payment (such as July 1st for a given former Active Participant being hereinafter referred to as his "First CPI Increase Date"), and on each succeeding July 1st thereafter, the pension amount payable to such former Active Participant will be increased to an amount equal to the product of:

         (a) the initial monthly amount of such former Active Participant's pension, and

         (b) the Cost Of Living Factor then applicable to him.

         The Cost Of Living Factor applicable to such a former Active Participant on any given July 1st shall be equal to Factor A below or Factor B below whichever is smaller, where:

         Factor A equals on such former Active Participant's First CPI Increase Date the CPI Ratio for that date, and on any succeeding July 1st

                                      4A-9
         equals Factor A on the preceding July 1st multiplied by the CPI Ratio for such succeeding July 1st, and

         Factor B equals on such former Active Participant's First CPI Increase Date 1.04 and on any succeeding July 1st equals Factor B on the preceding July 1st multiplied by 1.04;

         provided, however, that in no case will the Cost Of Living Factor applicable to a former Active Participant be less than 1; and provided further, however, that in no case will the Cost Of Living Factor applicable to a former Active Participant decrease.

         For purposes of this Section 4.7A: "CPI Index" on any July 1st means the arithmetic mean average of the Consumer Price Index prepared by the Labor Department and used for determining Cost of Living Increases under the Federal Social Security Act for the three months January, February and March of the calendar year in which such July 1st occurs, and

         "CPI Ratio" on any July 1st means the ratio of:

         (a) the CPI Index for such July 1st, to

         (b) the CPI Index for the immediately preceding July 1st.

         The Cost of Living Increase provision is eliminated for any increase in benefit after October 31, 1992. The Cost of Living Increase provision is preserved for the amount of Accrued Monthly Pension

                                     4A-10
         determined as of October 31, 1992 under the Plan as in effect on October 31, 1992. Therefore, each Vested Participant who receives a pension will have his pension based on the greater of (a) his Accrued Monthly Pension determined as of October 31, 1992 under the Plan in effect on October 31, 1992 with the Cost of Living Increase and (b) the Accrued Monthly Pension determined at the date he ceases to be an Active Participant with no Cost of Living Increase.

4.7B. Each person who received a monthly pension payment from the Handy & Harman Pension Plan on November 1, 1976, other than any such a person who at the time he retired was a member of a bargaining unit, shall continue to receive the benefits determined for him under the provisions of the Handy & Harman Pension Plan as in effect on the date he commenced to receive monthly pension payments except that each such person shall have each monthly pension payment payable to him on and after July 1, 1989 increased in accordance with this Section 4.7B.


         Effective July 1, 1989, the monthly pension of each person described in the first paragraph of this Section shall be increased by an amount equal to the greater of (a) and (b) where:

         (a) is equal to 4% of the amount of pension such employee received as of June 1, 1989 and

                                     4A-11

         (b) is equal to $20.00

         Effective July 1, 1990 and on each succeeding July 1st thereafter the pension payable to such an employee described in the first paragraph of this Section will be increased to an amount equal to the product of (c) and (d) where:

         (c) is equal to the amount of monthly pension payable to such employee effective July 1, 1989 and

         (d) is equal to the Cost Of Living Factor then applicable to him.

         The Cost Of Living Factor applicable to such an employee on any given July 1st shall be equal to Factor A below or Factor B below, whichever is smaller, where:

         Factor A equals on July 1, 1990, the CPI Ratio for that date and on any succeeding July 1st equals Factor A on the preceding July 1st multiplied by the CPI Ratio for such succeeding July 1st, and

         Factor B equals on July 1, 1990, 1.04 and on any succeeding July 1st equals Factor B on the preceding July 1st multiplied by 1.04 provided, however, that in no case will the Cost Of Living Factor applicable to such an employee decrease.

         If the surviving spouse of an employee described in the first paragraph of this Section receives a pension on or after July 1, 1989 because of the joint

                                     4A-12
    and survivor form of pension elected by the employee, such spouse shall have the pension otherwise payable to her on or after July 1, 1989 increased in accordance with this Section 4.7B.

    For purposes of this Section 4.7B the "CPI Index" and the "CPI Ratio" will be as defined in Section 4.7A.

4.8 Each Active Participant who will have attained his 62nd birthday on or before February 1, 1988 who terminates his employment in the period starting on December 2, 1987 and ending on February 1, 1988 and who is employed in New York, Fairfield, El Monte, Elk Grove Village, Attleboro, or East Providence is entitled to an ERP Pension and an ERP Lump Sum Payment determined as follows:

         (a) The ERP Pension for an eligible Active Participant is equal to his Accrued Monthly Pension as otherwise calculated under the Plan including the calculation of the Active Participants' Average Monthly Basic Pay but reflecting the additional service the participant would have if he continued as an Active Participant until the latter (i) of his Normal Retirement Date and (ii) six months after his effective date of retirement (i.e., July 1, 1988 or August 1, 1988 as applicable).

         (b) The ERP Lump Sum Payment will be payable upon retirement in an amount

                                     4A-13
    equal to the product of (i) x (ii) where

                  (i) is equal to the Active Participant's Basic Pay at December 1, 1987 divided by 52 and

                  (ii) is equal to the Active Participant's Benefit Service at his effective date of retirement with a maximum of 10 years.

4.9 Each Active Participant (a) who is eligible for an Early Retirement Pension or a Normal Retirement Pension on January 1, 1992, (b) who has at least 10 years of Continuous Service on January 1, 1992, (c) whose job terminates or is relocated outside of New York city after December 31, 1991 and before October 2, 1992 and (d) who qualifies for the "Staying Bonus" related to relocation of New York Office jobs outside of Manhattan is eligible to make an election under the Early Retirement Plan. The election under the Early Retirement Plan may be made during the 6 month period ending with the elimination of the Active Participant's position in the New York city office of Handy & Harman. The amount of pension for an eligible Active Participant is equal to his Accrued Monthly Pension as otherwise calculated under the Plan including the calculation of his Average Monthly Basic Pay except that an additional 5 years of Benefit Service will be inputted into the calculation.

                                     4A-14

                           HANDY & HARMAN PENSION PLAN

                                    Article 4

      BENEFITS FOR PARTICIPANTS, THEIR SURVIVING SPOUSES AND BENEFICIARIES

                Plan As In Effect At All Participating Companies


4.10 Straight Life Pension. A monthly pension payable for the lifetime of the Participant with no continuation in the event of the Participant's death after the effective date of the Participant's benefit commencement to the Participant's spouse or beneficiary.

4.11 Ten Years Certain And Life Thereafter Pension. A monthly pension payable for the lifetime of the Participant with the further provision that in the event of the Participant's death after the effective date of the Participant's benefit commencement and prior to receipt by the Participant of at least 120 monthly payments such payments shall continue to the Participant's beneficiary until a total of 120 monthly payments has been made to the Participant and his beneficiary.

4.12 50% Joint And Survivor Pension. A monthly pension payable for the lifetime of the Participant with the further provision that if the Participant is survived by the spouse to whom he was married at the time his pension commenced, monthly pension payments will be made to such spouse beginning on the first day of the month following the month in which such Participant died and

                                      4-1
         continuing for the remainder of such spouse's lifetime, with the last monthly pension payment to such spouse to be made on the first day of the month in which the death of the spouse occurred, and with the amount of each such monthly pension payment to be made to such spouse on any given date to be equal to one-half of the pension amount which such Participant would have received on such date if he had survived to receive such payment.

4.13 Optional Forms of Pension Benefit. Subject to written notice of the Participant's election filed with the Committee in such form and manner as the Committee may determine, and subject to such other requirements as the Committee may establish and uniformly apply, a Participant entitled to receive a pension may elect to receive a pension payable in accordance with one of the following applicable forms of pension:

         Option A - Applicable to all Participants - a Straight Life Pension as described in Section 4.10.

         Option B - Applicable to all Participants - a Ten Years Certain And Life Thereafter Pension as described in Section 4.11.

         Option C - Applicable to a Participant who will receive his pension pursuant to Section 4.1, 4.2 or 4.3 and is married at the time his pension is to

                                      4-2
         commence - a 100% Joint And Survivor Pension which provides a reduced pension for the lifetime of the Participant, with 100% of the reduced amount payable to the Participant continued thereafter to the spouse he was married to at his retirement for the remainder of the spouse's lifetime.

         Option D - Any other form of pension payable on a monthly basis that is approved by the Committee, which option shall thereupon become uniformly available to all similarly situated Participants.

         Such optional form of pension shall be in lieu of and in complete substitution of all other benefits that the Participant is otherwise entitled to receive from the Plan; provided, however:

         (a) The Committee shall provide each Married Participant no less than 30 days and not more than 90 days prior to the Annuity Starting Date with a written explanation of the terms and conditions of the pension provided under Article 4 including the Participant's right to make and the effect of an election to receive an optional form of benefit, the rights of the Participant's spouse; the right to make and the effect of a revocation of a previous election to waive the pension; and the amounts of the optional forms of benefit available to the Participant under the Plan.

         (b) The election by a Participant of Option A, B or D shall not be effective unless (1) within ninety (90) days preceding the Annuity Starting Date the Participant's spouse

                                      4-3
             irrevocably consents in writing to the Participant's election and to the naming of a specific non-spouse beneficiary (including any class of beneficiaries or contingent beneficiaries); (ii) the terms of such consent acknowledge the effect of the waiver; (iii) the consent is witnessed by a representative of the Committee or acknowledged before a notary public; and (iv) the election designates a form of payment which may not be changed without spousal consent. The provisions of this paragraph shall not be applicable if the Committee is satisfied that the required consent cannot be obtained because the Participant does not have a spouse; because the spouse cannot be located; or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any consent by a spouse or the establishment that the consent of a spouse cannot be obtained shall only be effective with respect to such spouse.

         (c) If the Participant elects before the Annuity Starting Date a form of joint and survivor pension under Option C that satisfies the requirements of this Section 4.13 and dies before the Annuity Starting Date, that elected Option will be treated as the Pre-retirement Spouse Pension in substitution for the Pre-retirement Spouse Pension otherwise provided by the Plan.

                                      4-4

         (d) If distributions commence on or after January 1, 1988 in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant's required beginning date to the designated beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-A6 of section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

         (e) If distributions commence prior to January 1, 1988 in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, the present value of annuity payments to be made to the designated beneficiary after the Participant's death must not exceed 50% or more of the present value of the benefits payable to both the Participant and his beneficiary.

         (f) No pension with a period certain for a period extending beyond the life expectancy on the benefit commencement date of the Participant and his beneficiary may be elected.

         (g) All options will be subject to the provision of any insurance or annuity contract which provides all or part of the benefit payable under the Plan to any Participant to the extent consistent with the terms of this Plan.

                                      4-5

         (h) If the single sum amount which is the Actuarial Equivalent of the Participant's (or surviving spouse's) pension, as applicable, is $3,500 or more, no lump sum payment will be made from the Plan except as otherwise explicitly provided in this Plan.

         (i) If a pension has already commenced to a Participant and/or spouse, as applicable, no lump sum payment will be made from the Plan.

         The amount of any pension payable in accordance with an option provided in this Section shall be the Actuarial Equivalent of the pension that would otherwise be payable to the Participant if he was not married on his benefit commencement date and if no option had been elected.


4.14 Small Amounts. If the lump sum amount which is the Actuarial Equivalent of the monthly benefit payable to any Participant or surviving spouse from this Plan and all other defined benefit plans of an Affiliated Corporation is less than $3,500. ($2,500 for determinations effective on or after December 1, 1985 but prior to September 1, 1988 and $1,750. for determinations effective prior to December 1, 1985), such lump sum shall be distributed in lieu of the monthly benefit.

                                      4-6

4.15 Postponed Retirement. A Participant may continue in the employ of an Affiliated Corporation beyond such Participant's Normal Retirement Date. In such event, no pension shall be payable to such Participant until the Participant's Postponed Retirement Date, which shall be the earlier of (a) the first day of the month coincident with or next following the date of the Participant's actual retirement, or (b) the first day of the month in which the Participant's employment ceases to be substantial. For this purpose, a Participant's employment will be substantial if the Participant renders ten (10) days (or separate work shifts) in a calendar month. Each Participant who is on Postponed Retirement shall receive from the Committee the notice required by Section 4.18.

     A Participant who retires on a Postponed Retirement Date, shall receive, commencing on the Participant's Postponed Retirement Date, the pension calculated pursuant to Section 4.1 based on the Participant's Postponed Retirement Date.

4.16 Mandatory Commencement of Persons While Still Employed. Distribution of a Participant's entire interest will commence not later than the April 1st following the calendar year in which the Participant attains age 70-1/2 or, in the case of an employee other than a 5% owner (as described in Code
     Section 416(i)) who attained age 70 1/2 prior to January 1, 1988, the April 1st following the calendar year in which the Participant retires, if

                                      4-7
     later.

     The monthly benefit payable to a Participant shall reflect the Participant's Accrued Monthly Pension determined as of the April 1st following the calendar year in which the Participant attains age 70-1/2 and shall be adjusted effective on the January 1 following the calendar year in which the Participant's benefit payments commence and on each succeeding January 1 that the Participant remains actively employed, to reflect the effect of changes in the Participant's Accrued Monthly Pension since the previous January 1. The final adjustment shall be made as of the Participant's Postponed Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of benefit payments already made to the Participant. In no event, however, shall the benefit payable to the Participant be reduced as a result of this paragraph. Determination of monthly benefit payments under this paragraph shall end with the payment made for the month in which occurs the Participant's Postponed Retirement Date or date of death if earlier. The date of the first payment to the Participant will be the Participant's Annuity Starting Date and any optional form of pension elected under
     Section 4.13 will be elected as of that date and will remain in effect.

4.17 Suspension of Benefits.

     If a Participant resumes employment, and if such employment is substantial as defined in Section 4.15, his pension shall be suspended during each calendar month of such employment. Upon his subsequent

                                      4-8
     retirement, his pension shall be recomputed, based on his Accrued Monthly Pension accrued pursuant to Section 3.3 for his Benefit Service prior and subsequent to such return to employment and his then attained age, and reduced on an actuarial basis to take account of payments previously received by him. Such recomputation and adjustment shall be to the extent permitted by law. The Committee shall establish procedures which are consistent with Department of Labor Regulation Section 2530.203-3, including, but not limited to, procedures for the resumption of benefits and the offsetting of benefit overpayments, if any, hereunder.

4.18 Notice of Suspension of Benefits.

     The Committee shall prepare and deliver, to each Participant whose pension is deferred pursuant to Section 4.15, or suspended pursuant to Section 4.17, a notice containing: (a) a description of the specific reasons for the deferral or suspension of benefit payment; (b) a general description of the Plan provisions relating to the deferral or suspension; (c) a copy of such provisions; (d) a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations; and (e) a description of the Plan's claims procedures. Such notice shall be furnished to the Participant by personal delivery or first class mail during the calendar month in which occurs his Normal Retirement Date if his benefits are being deferred pursuant to Section 4.15, or during the first calendar month in which his benefits are suspended pursuant to Section 4.17, whichever is applicable.

                                      4-9

4.19 Direct Rollovers (Effective January 1, 1993).

     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Plan, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     For purposes of this Section 4.19 the following definitions apply:

     "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

     "Eligible Retirement Plan" is an individual retirement account described in
     Section 408(a) of the Code, an individual retirement annuity described in
     Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified defined contribution plan described in Section 401(a) of the Code, that

                                      4-10
     accepts that distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     "Distributee" includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

     "Direct Rollover" is a payment by the plan to the eligible retirement plan specified by the distributee.

4.20 Deemed Cash Out. If a Participant terminates service, and the present value of the Participant's vested accrued benefit derived from employer and employee contributions is not greater than $3,500, the Participant shall receive a distribution of the present value of the entire vested portion of such accrued benefit and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the present value of a Participant's vested accrued benefit is zero, the Participant shall be deemed to have received a distribution of such vested accrued benefit.

                                      4-11

     If a Participant receives or is deemed to receive a distribution pursuant to this section and the Participant resumes covered employment under the Plan, he or she shall have the right to restore his or her employer-derived accrued benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Section 411(c)(2)(C) of the Code. Such repayment must be made before the earlier of five years after the first date on which the participant is subsequently reemployed by the employer, or the date the participant incurs 5 consecutive 1-year breaks in service following the date of distribution.

4.21 Nonduplication Of Benefits - Transfer Provision. Any benefit payable under this Pension Plan to or on account of a former Active Participant who was in the employment of an Affiliated Corporation other than the Participating Company prior to becoming an Active Participant shall be reduced by the amount of any pension benefit or death benefit or benefits of a similar nature, whether or not deferred, which are payable from

                                      4-12
     a qualified pension, profit sharing, or annuity plan maintained by such Affiliated Corporation.

     Any benefit payable under this Pension Plan to or on account of a former Active Participant who was an Active Participant at the time his employment with a Participating Company terminated shall be reduced by the amount of any benefit payable from any qualified pension plan, other than this Pension Plan, maintained by that Participating Company.

     If a person who terminated his employment with an Affiliated Corporation and received benefits as either a lump sum or in monthly payments, from any qualified retirement plan of an Affiliated Corporation subsequently becomes an Active Participant under the Plan and his prior period of service is included under this Plan for purposes of calculating the amount of his benefit, then the benefit otherwise payable from this Plan will be reduced by the Actuarial Equivalent of the benefits he received prior to his reemployment date.


4.22 Commencement Date of Pensions.

     Unless the Participant, surviving spouse or other beneficiary as applicable elects otherwise, payment of benefits shall begin no later than 60 days following the end of the Plan Year in which occurs the later of:

         (a) the Participant's 65th Birthday, or

                                      4-13

     (b) the Participant's actual termination of employment.

     The Committee shall inform the Participant or the Participant's spouse as applicable of the right to defer any distribution of the Participant's Accrued Monthly Pension until the Participant's Normal Retirement Date unless the present value of Participant's pension is payable under Section
     4.14 Small Amounts.

4.23 A Vested Participant shall not forfeit any portion of his Accrued Monthly Pension for cause.

4.24 At the death of a former Active Participant who, at the time of his death, was receiving a pension, his remaining interest under the Plan, if any, will be distributed at least as rapidly as under the form of payment in effect at the Participant's death.

                                      4-14

                           HANDY & HARMAN PENSION PLAN

                                    Article 5

                                  CONTRIBUTIONS


5.1 The Company shall pay directly to and under the Pension Trust all contributions to provide or purchase the benefits of the Pension Plan. The amount of such contributions to be made by the Company in and for any Plan Year shall be the amount determined by the Board of Directors, or by any person or party authorized by the Board of Directors. For the purposes of such determination, the Board of Directors and such authorized person or party may rely upon any actuarial valuations and recommendations made by any individual or firm or department appointed by the Committee and qualified to act as the consulting actuary for the Pension Plan.

5.2 Forfeitures arising hereunder shall not increase the benefit of any Participant, but shall be applied to reduce future Company contributions to the Pension Plan.

5.3 Employees shall not make contributions to this Pension Plan. If any amendment to the Pension Plan shall require any contributions from any employees or class of employees, such amendment shall not become effective until after the expiration of the Plan Year in which the amendment is adopted by the Board of Directors.

                                      2B-1

5.4 All reasonable expenses incurred in connection with the administration of the Plan, including but not limited to the compensation and reimbursement of expenses of the accountant, actuary, investment counsel, legal counsel, Trustee, or other person who shall be employed in connection with the administration thereof, shall be paid from the Pension Trust to the extent not paid by the Company.

                                      2B-2

                           HANDY & HARMAN PENSION PLAN

                                    Article 6

                                  PENSION TRUST


6.1 The Pension Trust shall form a part of the Pension Plan.

6.2 The Pension Trustee shall be the person or persons or party or parties appointed by the Board of Directors to serve at its pleasure and shall have the exclusive authority and discretion to manage and control Pension Plan assets.

6.3 The Pension Trust shall be evidenced by a pension trust agreement, and all subsequent amendments, made and executed by and between the Company and the Pension Trustee. The Pension Trust shall contain such terms and conditions as may be agreed upon from time to time between the Company and the Pension Trustee, subject to the provisions of Section 6.4 hereof. In the event more than one Pension Trustee is appointed, the Trustees shall make such rules for the conduct of their business as they may deem appropriate.

6.4 It shall be impossible at any time prior to the satisfaction of all liabilities with respect to Participants, beneficiaries and surviving spouses under the Trust, for any part of the corpus or income, to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, beneficiaries and surviving spouses, provided that nothing herein shall be deemed to prevent the return of any

                                      6-1
    employer contribution (a) resulting from a mistake of fact, (b) conditioned upon initial qualification of the Pension Plan under Section 4O1(a) of the Code, or (c) conditioned upon deductibility under Section 4O4 of the Code, within one year after the date of (a) payment of the contribution, (b) the denial of initial qualification, or (c) the disallowance of the contribution, respectively.

6.5 The Pension Trustee shall have the power to obtain such outside advice and assistance as he may deem appropriate in the performance of his duties, and to delegate such of his responsibilities, other than his responsibility to manage and control Pension Plan assets, to such person or persons he may deem appropriate.

6.6 The Pension Trustee shall have the power to appoint one or more investment managers to manage all or any part of the assets of the Pension Plan, and upon such appointment, the Pension Trustee shall not be under any obligation to invest or manage any asset subject to the management of such investment manager and shall have no liability for the acts or omissions of such investment manager.

6.7 The Pension Trustee shall have no liability hereunder except by reason of failure to discharge his duties hereunder solely in the interest of Participants and beneficiaries and surviving spouses thereof in accordance with the

                                      6-2

    Pension Plan documents, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

6.8 In the event more than one Pension Trustee is appointed, such Trustees shall have the power to allocate their responsibilities hereunder among themselves in any manner they deem appropriate, by a written agreement signed by all the Trustees. A copy of any such agreement shall be delivered to the Administrative Committee and to the Secretary of the Company. In the event they should so a1locate their duties among themselves, each Pension Trustee shall be responsible only for those duties specifically allocated to him and for those duties not specifically allocated to any other Pension Trustee.

6.9 The Pension Trustee shall serve without compensation if he is otherwise compensated by the Company; however, in the event the Company does not do so directly, the Pension Plan may reimburse the Pension Trustee for such expenses as are actually and properly incurred.

                                      6-3

                           HANDY & HARMAN PENSION PLAN

                                    Article 7

                       ADMINISTRATION OF THE PENSION PLAN


7.1 The general operation and administration of this Pension Plan and the authority for carrying out the provisions hereof shall be placed in a Committee which shall be called the Handy & Harman Pension Plan Administrative Committee and such Committee shall be the named fiduciary for the administration of the Pension Plan.

7.2 The Committee shall consist of not less than three individuals who shall be appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

7.3 The Committee may appoint one of its number to act as its chairman, and may appoint a secretary who need not be one of its number.

7.4 The Committee may employ such outside assistants and advisors in the performance of its duties as it may deem helpful and, in its sole discretion, may delegate to another person or persons the responsibility of carrying out such of its duties hereunder as it may deem appropriate. The Committee, by a written instrument signed by all individuals then on the Committee, may delegate to any individual or individuals, who need not be one of its number, the power to

                                      7-1
    execute and deliver in the name of and on behalf of the Committee any written instrument of any type which may be required at any time by any person or party.

7.5 The Committee may establish rules from time to time for the transaction of its business and for the administration of the Pension Plan.

7.6 The Committee may maintain, or cause to be maintained, such accounts and records as it may deem necessary or advisable to properly reflect the administration of the Pension Plan. Such accounts and records shall be subject to audit at the close of each Plan Year by the Board of Directors or by any person or party authorized by the Board of Directors. Each Participant shall be entitled to examine at any reasonable time any such account or record directly pertaining to him, but he shall have no right to examine any account or record directly pertaining to any other person.

7.7 No fee or compensation shall be paid to any individual serving on the Committee; however, in the event the Company does not do so directly, the plan may reimburse Committee members for such expenses as they may have properly and actually incurred.

7.8 No member of the Committee shall be responsible or liable for any act

                                      7-2
     or omission except for failure to discharge his duties hereunder solely in the interest of Participants, their beneficiaries, and surviving spouses, in accordance with Plan documents, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

7.9 The members of the Committee shall have the power to allocate their responsibilities among themselves in any manner they may deem appropriate, by a written agreement signed by all the members of the Committee holding office on the date of such agreement. A copy of any such agreement shall be delivered to the Secretary of the Company and to the Pension Trustee. In the event the members of the Committee should so allocate their responsibilities, each Committee member shall be liable only for those duties allocated to him and for those duties not specifically allocated to any other member of the Committee.

7.10 Each Participant, beneficiary or surviving spouse entitled to receive a benefit hereunder shall submit an application for benefits to the Committee at 250 Park Avenue, New York, New York, 10177 its principal place of business.

                                      7-3

    Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a death benefit, by the beneficiary or legal representative of the deceased participant. The Committee reserves the right to require that the Participant furnish proof of his age and that of his spouse or co-pensioner, if any, prior to processing any application.

    Each application shall be acted upon and approved or disapproved by the Committee within sixty days following its receipt by the Committee. In the event any application for benefits is denied, in whole or in part, the Committee shall notify the applicant in writing of such denial and of his right to a review by the Committee and shall set forth in a manner calculated to be understood by the applicant, specific reasons for such denial, specific references to pertinent Pension Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect his application, an explanation of why such material or information is necessary, and an explanation of the Pension Plan's review procedure.

    Any person, or his duly authorized representative, whose application for benefits is denied in whole or in part may appeal from such denial to the Committee for

                                      7-4
    a review of the decision by submitting to the Committee within one year after receiving written notice from the Committee of the denial of his claim a written statement:

         (a) Requesting a review of his application for benefits by the Committee;

         (b) Setting forth all of the grounds upon which his request for review is based and any facts in support thereof; and

         (c) Setting forth any issues or comments which the applicant deems pertinent to his application.

    The Committee shall meet to review appeals submitted to it. The Committee shall act upon each appeal within sixty days after receipt of all data necessary for its determination by the Committee, or within one hundred and twenty days under special circumstances.

    The Committee may require the Affiliated Corporation or the applicant to submit such additional facts, documents, or other evidence which the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the applicant's eligibility for benefits under the Pension Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons.

                                      7-5

7.11 Each person with respect to whom benefits from the Pension Plan may be payable at death shall name a beneficiary to receive any such benefit (other than a benefit payable to his surviving spouse as such) on a form furnished by and filed with the Committee. Any such person shall during his lifetime have the right to change his beneficiary by filing written notice to that effect with the Committee on a form furnished by the Committee. Such change shall take effect on receipt of such notice by the Committee. Any payment made from the Pension Plan prior to the receipt of notice of change of beneficiary shall to the extent of such payment relieve the Pension Plan of its obligation.

     If benefits are payable from the Pension Plan at the death of a person (other than a benefit payable to his surviving spouse as such) but no beneficiary named by the person is surviving to receive the benefits, the following rules will apply:

         (a) If the benefit payable is not in the form of a single sum, periodic benefits payable shall be commuted to their Actuarial Equivalent.

         (b) The benefit shall then be paid in a single sum to the surviving relatives of such person in the following order: spouse, child or children in equal parts, mother, father, or if no such relative survives, then to the executor or administrator of the deceased person.

                                      7-6

7.12 In the event that it is determined that a person who is entitled to benefits from the Pension Plan is a minor or is unable to care for his affairs because of illness, accident, or incompetency, either mental or physical, unless claim shall have been made therefor by a legally appointed guardian or other legal representative of such person, any payments due such person may, but need not, be paid in the sole discretion of the Committee to an individual or an institution who appears to the Committee to assume responsibility for the care, custody or support of such person and such payment shall to the extent thereof release the Pension Plan from any further obligation or liability.


7.13 Notwithstanding any other provision contained herein, the Committee shall have the sole and absolute discretion to determine eligibility for benefits under the Plan and to construe and interpret the provisions of the Plan and Trust Agreement, including, but not limited to, doubtful or disputed terms, and to make factual determinations with respect thereto. The decision of a majority of the then Committee shall govern and control and shall be final and binding on the Participating Company, the Pension Trustee, each Participant and beneficiary or surviving spouse thereof and every other person or party. Such decision may be evidenced by a vote at any meeting at which a majority of the Committee is present in person or by proxy or such decision may be evidenced by a written instrument signed by a majority of the Committee when no meeting is held.

                                      7-7

                           HANDY & HARMAN PENSION PLAN

                                    Article 8

                         AMENDMENTS TO THE PENSION PLAN


8.1 The Board of Directors by board resolution shall have the exclusive right at any time and from time to time (and retroactively if deemed necessary or appropriate to meet the requirements of Section 401(a) of the Code and of ERISA and any similar provisions of subsequent revenue or other laws, or the rules and regulations from time to time in effect under any of such laws or to conform with governmental regulations or other policies) to modify or amend in whole or in part any or all of the provisions of the Plan; provided, however, that no such modification or amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their joint or contingent annuitants and beneficiaries under the Plan prior to the satisfaction of all liabilities with respect to Participants and their joint or contingent annuitants and beneficiaries under the Plan.

8.2 No amendment to the Plan, including a change in the actuarial basis for determining optional or early retirement benefits, shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's accrued benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing

                                       8-1
    an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as to the later of the date such amendment is adopted, or becomes effective.

8.3 If the Plan's vesting schedule is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant with three (3) or more years of Continuous Service may elect within a reasonable period of time to have his vested Accrued Monthly Pension determined under the Plan without regard to such amendment or change unless such amendment automatically provides that the higher nonforfeitable percentage will be applied. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be adopted and shall end on the latest of: (a) 60 days after the amendment is adopted, (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Committee.

                                      8-2

                           HANDY & HARMAN PENSION PLAN

                                    Article 9

                         TERMINATION OF THE PENSION PLAN



9.1 While the Company intends to continue the Plan indefinitely, nevertheless it assumes no contractual obligation as to its continuation and the Board of Directors may terminate or partially terminate the Plan or may discontinue the participation in the Plan of the employees or any Participating Company so that after the date of such discontinuance such employees shall accrue no further benefits under the Plan. If the Plan is terminated or partially terminated, the affected Participants shall be one hundred percent (100%) vested in their accrued benefits to the extent then funded.

    Upon termination of the Plan, or to determine the level of funding of an accrued benefit in the event of a partial termination of the Plan, Plan assets, after payment of all expenses of administration or liquidation, shall be allocated in accordance with Section 4044 of ERISA provided such allocation does not result in prohibited discrimination under section 401(a)(4) of the Code. If such allocation does result in prohibited discrimination, Plan assets may be allocated, at the direction of the Committee, in any manner acceptable to the Internal Revenue Service and the Pension Benefit Guaranty Corporation.

    Upon termination of partial termination of the Plan, benefits may be provided through the purchase of annuities or by any other means

                                      9-1
    deemed appropriate by the Committee. Solely to the extent required by ERISA, a Participating Company shall make such additional contributions to the Plan after the Plan terminates as shall be required by ERISA.

    After satisfaction of all accrued liabilities of the Plan with respect to Participants and their joint and contingent annuitants and beneficiaries under the Plan, any assets that remain shall be deemed to be the result of actuarial error and shall be paid to the then Participating Companies in such proportion as the Committee shall determine.

9.2 The board of directors of any Participating Company shall have the right to terminate the Plan with respect to its employees and Participants.

                                      9-2

                           HANDY & HARMAN PENSION PLAN

                                   Article 10

           TEMPORARY LIMITATION ON BENEFITS FOR HIGHLY-PAID EMPLOYEES


10.1 Prior to the date the pretermination restrictions in Section 10.3 are effective, the benefits to be provided to certain participants will be subject to the limitation set forth in this Section 10.1.

     The provisions of this Article 10 shall apply to a Participant who is one of the twenty-five highest-paid employees of any Participating Company on any "Commencement Date" whose anticipated benefits under the Pension Plan at his Normal Retirement Date exceed $1,500 per year. "Commencement Date" shall mean the effective date of the Pension Plan or any amendment to the Pension Plan which substantially increases the benefits provided thereby. In the event that during the first 10 years following a Commencement Date the Pension Plan is terminated, the amount of the benefits provided under the Pension Plan for any such Participant shall not be greater than the benefits that can be provided by the largest of the following amounts:

     (a) The contributions (or funds attributable thereto) which would have been applied to provide the benefit if the Pension Plan as in effect on the day preceding such Commencement Date had been continued without change;

     (b) $20,000; or

     (c) The sum of (i) the contributions (or funds attributable thereto) which would have been applied to provide benefits for the

                                      10-1

     Participant if the Pension Plan had been terminated on the day before such Commencement Date, plus (ii) an amount computed by multiplying the smaller of $10,000 or twenty percent of the average annual remuneration of such Participant during the last five years of service by the number of years since such Commencement Date; or

     (d) (i) with respect to a Participant who is one of the 25 highest-paid employees and who is also a substantial owner (as defined in section 4022(b)(5) of ERISA) the present value of the benefit guaranteed for such Participant under section 4022 of ERISA, or if the plan has not terminated, the present value of the benefit that would be guaranteed if the plan terminated on the date the benefit commences, determined in accordance with regulations of the PBGC; and (ii) with respect to a Participant who is one of the 25 highest-paid employees but not a substantial owner, the present value of the maximum benefit described in section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the plan terminates or the date benefits commence, and determined in accordance with regulations of PBGC) without regard to any other limitations in section 4022 of ERISA.

10.2 Any funds released by the operation of the provisions of Section 10.1 shall be allocated in the manner provided for in Section 9.1, but excluding from such allocation any person whose benefits are reduced by the provisions of
     Section 10.1.

                                      10-2

10.3 New Pretermination Restrictions

     (a) For Plan Years beginning on or after January 1, 1994, benefits distributed to any of the 25 most highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the employee under a straight life annuity that is the actuarial equivalent of the sum of the employee's accrued benefit, the employee's other benefits under the Plan (other than a social security supplement, within the meaning of section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount the employee is entitled to receive under a social security supplement.

     (b) The preceding paragraph shall not apply if:

         (i) after payment of the benefit to an employee described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in section 412(l)(7) of the Internal Revenue Code,

        (ii) the value of the benefits for an employee described above is less than 1% of the value of current liabilities before distribution, or

       (iii) the value of the benefits payable under the Plan to an employee described above does not exceed $3,500.

     (c) An employee's otherwise restricted benefit may be distributed in full to the affected employee if prior to receipt of the

                                      10-3
         restricted amount, the employee enters into a written agreement with the Committee to secure repayment to the Plan of the restricted amount.


                                      10-4

                           HANDY & HARMAN PENSION PLAN

                                   Article 11

                             LIMITATIONS ON BENEFITS


11.1 Annual Benefit. For purposes of this Article, "annual benefit" means the benefit payable annually under the terms of the Plan (exclusive of any benefit not required to be considered for purposes of applying the limitations of Code Section 415 to the Plan) payable in the form of a straight life annuity with no ancillary benefits. If the benefit under the Plan is payable in any other form, the "annual benefit" shall be adjusted to the equivalent of a straight life annuity pursuant to
         Section 11.3(e).

11.2     Maximum Annual Benefit

         (a) Notwithstanding the foregoing and subject to the exceptions below, the maximum "annual benefit" payable to a participant under this Plan in any "limitation year" shall equal the lesser of: (1) $90,000 or (2) one hundred percent (100%) of the participant's Compensation averaged over the three consecutive "limitation years" (or actual number of "limitation years" for participants who have been employed for less than three consecutive "limitation years") during which the participant had the greatest aggregate Compensation.

         (b) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year.

         (c) Notwithstanding anything in this Article to the contrary, if the Plan was in existence on May 6, 1986, and had compiled at all


                                      11-1
                  times with the requirements of Code Section 415, the maximum "annual benefit" for any individual who is a participant as of the first day of the "limitation year" beginning after December 31, 1986, shall not be less than the "current accrued benefit". "Current accrued benefit" shall mean a participant's accrued benefit under the Plan, determined as if the participant had separated from service as of the close of the last "limitation year" beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code
                  Section 415(b)(2). In determining the amount of a participant's "current accrued benefit", the following shall be disregarded: (1) any change in the terms and conditions of the Plan after May 5, 1986; and (2) any cost of living adjustment occurring after May 5, 1986.

         (d) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to the applicable regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within the calendar year.

         (e) The limitation stated in paragraph (a)(2) above for participants who have separated from service with a non-forfeitable right to an accrued benefit shall be adjusted annually as provided in Code Section 415(d) pursuant to the regulations prescribed by the Secretary of the Treasury.

         (f) For the purpose of this Article, all qualified defined benefit plans (whether terminated or not) ever maintained by the employer


                                      11-2
                  shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the employer shall be treated as one defined contribution plan.

         (g) For the purpose of this Article, if the employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)) or is a member of an affiliated service group (as defined by Code Section 414(m)), all employees of such employers shall be considered to be employed by a single employer.

         (h)      For the purpose of this Article, if this Plan is a Code
                  Section 413(c) plan, all employers of a participant who maintain this Plan will be considered to be a single employer.

11.3     Adjustments to Annual Benefit and Limitations

         (a) If the "annual benefit" begins before the participant's Social Security Retirement Age, but on or after age 62, the $90,000 limitation shall be reduced by: (1) in the case of a participant whose Social Security Retirement Age is 65, 5/9 of 1% for each month by which benefits commence before the month in which the participant attains age 65, or (2) in the case of a participant whose Social Security Retirement Age is greater than 65, 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months (up to 24) by which benefits commence before the month in which the participant attains his Social Security


                                      11-3

                  Retirement Age. If the "annual benefit" begins before age 62, the $90,000 limitation shall be the actuarial equivalent of the participant's limitation for benefits commencing at age 62, reduced for each month by which benefits commence before the month in which the participant attains age 62. In order to determine actuarial equivalence for this purpose, the interest rate assumption is the greater of five percent (5%) or the rate specified in Section 1.1.

         (b) Notwithstanding Section 11.3 (a) above, for "limitation years" beginning prior to January 1, 1987, the $90,000 limit shall not be reduced if the annual benefit begins on or after age
                  62. If the "annual benefit" begins before age 62, the $90,000 limitation shall be reduced so that it is the actuarial equivalent of the $90,000 limitation beginning at age 62. However, the $90,000 limitation shall not be actuarially reduced to less than: (1) $75,000 if the "annual benefit" commences on or after age 55, or (2) the amount which is the actuarial equivalent of the $75,000 limitation at age 55 if the "annual benefit" commences prior to age 55. For purposes of adjusting the $90,000 limitation applicable prior to age 62 or the $75,000 limitation applicable prior to age 55, the adjustment shall be made pursuant to Section 1.01 except that the interest rate assumption shall be the greater of five percent (5%) or the rate specified in Section 1.1 and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

         (c)      If the "annual benefit" begins after the participant's Social


                                      11-4

                  Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age 65) the $90,000 limitation shall be increased so that it is the actuarial equivalent of the $90,000 limitation at the participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age 65).

         (d) For purposes of adjusting the "annual benefit" to a straight life annuity, the adjustment shall be made pursuant to Section
                  1.1 except that the interest rate assumption shall be the greater of five percent (5%) or the rate specified in Section 1.1.

         (e) For purposes of adjusting the $90,000 limitation applicable after the participant's Social Security Retirement Age (or for Plan Years beginning prior to January 1, 1987, age 65) the adjustment shall be made pursuant to Section 1.1 except that the interest rate assumption shall be the lesser of five percent (5%) or the rate specified in Section 1.1 and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

         (f) For purposes of Sections 11.1, 11.3(a) and 11.3(b), no adjustments under Code Section 415(d) shall be taken into account before the "limitation year" for which such adjustment first takes effect.

         (g) For purposes of Section 11.1, no adjustment is required for qualified joint and survivor annuity benefits, pre-retirement death benefits and post-retirement medical benefits.



                                      11-5

11.4 Annual Benefit Not In Excess of $10,000. This Plan may pay an "annual benefit" to any participant in excess of his maximum "annual benefit" if the "annual benefit" derived from employer contributions under this Plan and all other defined benefit plans maintained by the employer does not in the aggregate exceed $10,000 for the "limitation year" or for any prior "limitation year" and the employer has not at any time maintained a defined contribution plan in which the participant participated. For purposes of this paragraph, if this Plan provides for voluntary or mandatory employee contributions, such contributions will not be considered a separate defined contribution plan maintained by the employer.

11.5     Participation Or Service Reductions. If a participant has less than ten
         (10) years of participation in the Plan at the time he begins to receive benefits under the Plan, the limitations in Section 11.2(a)(1) and 11.3 shall be reduced by multiplying such limitations by a fraction
         (a) the numerator of which is the number of years of participation (or part thereof) in the Plan and (b) the denominator of which is ten (10), provided, however, that said fraction shall in no event be less than 1/10th. The limitations of Section 11.2(a)(2) and 11.4 shall be reduced in the same manner except the preceding sentence shall be applied with respect to years of service with the Employer rather than years of participation in the Plan.

11.6     Multiple Plan Reduction.

         (a)      If an employee is (or has been) a participant in one or more


                                      11-6
                  defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

         (b) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

                  Notwithstanding the above, if the participant was a participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the


                                      11-7
                  requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

         (c)           (1) The defined contribution plan fraction for any
                           "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the participant's account under all the defined contribution plans (whether or not terminated) maintained by the employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the employer (regardless of whether a defined contribution plan was maintained by the employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Section 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the participant's Compensation for such year.

                           If the employee was a participant as of the end of the first day of the first "limitation year" beginning after December


                                      11-8

                           31, 1986, in one or more defined contribution plans maintained by the employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

                  (2) For purposes of this Article, the term "participant's account" shall mean the account established and maintained by the administrator for each participant with respect to his total interest in the defined contribution plan maintained by the employer resulting from "annual additions".

                  (3) For purposes of this Article, the term "annual additions" shall mean the sum credited to a "participant's account" for


                                      11-9
                           any "limitation year" of (A) employer contributions,
                           (B) employee contributions, (C) forfeitures, (D) amounts allocated after March 31, 1984, to an individual medical account, as defined in Code
                           Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer, and (E) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the percentage limitation referred to in (4)(B) below shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition", or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1). Notwithstanding the foregoing, for "limitation years" beginning prior to January 1, 1987, only that portion of employee contributions equal to the lesser of employee contributions in excess of six percent (6%) of Compensation or one-half of employee contributions shall be considered an "annual addition".

                  (4) If, as a result of a reasonable error in estimating a participant's Compensation or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable,


                                      11-10
                           voluntary employee contributions for the "limitation year" would cause the "annual additions" credited to a "participant's account" to exceed the lesser of (A) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (B) twenty-five percent (25%) of the participant's Compensation for such limitation year, the administrator shall, pursuant to Regulation 1.415-6(b)(6)(iv), return such voluntary employee contributions so the participant to the extent necessary so that "annual additions" for the "limitation year" do not exceed the lesser of (A) or
                           (B).

         (d) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan, 100 percent shall be substituted for 125 percent in Sections 11.6(b) and 11.6(c)(1) unless the extra minimum benefit is being provided pursuant to
                  Section 12.4. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

         (e) If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any participant in this Plan, the Committee shall adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any "limitation year" for such participant.

11.7     Incorporation By Reference.  Notwithstanding anything contained in


                                      11-11
         this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

11.8 "Compensation" with respect to any participant for purposes of Article 11 and 12 means such participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

11.9 "Social Security Retirement Age" means the age used as the retirement age under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were 62.



                                      11-12

                           HANDY & HARMAN PENSION PLAN

                                   Article 12

                              TOP-HEAVY PROVISIONS


12.1 Top Heavy Plan Requirements. For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 12.3 of the Plan and the special minimum benefit requirements of Code Section 416(c) pursuant to Section 12.4 of the Plan.

12.2     Determination of Top Heavy Status.

         (a) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                  If any participant is a Non-Key Employee for any Plan Year, but such participant was a Key Employee for any prior Plan Year, such participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, for Plan Years beginning


                                      12-1
                  after December 31, 1984, if a participant or former participant has not performed any services for any employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such participant or former participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

         (b) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees Under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

         (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

         (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the employer


                                      12-2
                           which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                           In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (2) Permissive Aggregation Group: The employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and
                           410. Such group shall be known as a Permissive Aggregation Group.

                           In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (3) Only those plans of the employer in which the Determination


                                      12-3

                           Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                  (4) An Aggregation Group shall include any terminated plan of the employer if it was maintained within the last five (5) years ending on the Determination Date.

         (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (f) "Key Employee" means an employee, a former employee, or the beneficiary under the Plan of a former employee who, in the Plan Year containing the Determination Date, or any of the 4 preceding Plan Years, is:

                  (1) An officer of the employer having an annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code, for any such Plan Year. (Not more than 50 employees or, if lesser, the greater of 3 employees or 10% of the employees shall be considered as officers for purposes of this paragraph);

                  (2) One of the 10 employees owning (or considered as owning within the meaning of Section 318 of the Internal Revenue Code of 1986, as amended) the largest interest in the employer, who has more than 0.5% ownership interest in value, and whose Compensation equals or exceeds the maximum dollar limitation under Section 415(c)(1)(A) of the Code, as in effect for the calendar year in which the Determination


                                      12-4

                           Date falls;

                  (3)      A 5% owner of the employer; or

                  (4) A 1% owner of the employer having an annual Compensation from the employer of more than $150,000.

                  Whether an employee is a 5% owner or a 1% owner shall be determined in accordance with Section 416(i) of the Code.

         (g) Present Value of Accrued Benefit: In the case of a defined benefit plan, a participant's Present Value of Accrued Benefit shall be determined:

                  (1) in the case of a participant other than a Key Employee, using the single accrual method used for all plans of the employer and affiliated employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code
                           Section 411(b)(1)(C).

                  (2) as of the most recent "actuarial valuation date", which is the most recent valuation date within a twelve (12) month period ending on the Determination Date.

                  (3) for the first Plan Year, as if (a) the participant terminated service as of the Determination Date; or
                           (b) the participant terminated service as of the actuarial valuation date, but taking into account the estimated accrued benefits as of the Determination Date.

                  (4) for the second Plan Year, the accrued benefit taken into account for a current participant must not be less than the


                                      12-5
                           accrued benefit taken into account for the first Plan Year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first Plan Year and using the actual accrued benefit for the second Plan Year.

                  (5) for any other Plan Year, as if the participant terminated service as of the actuarial valuation date.

                  (6) the actuarial valuation date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

                  (7)      by not taking into account proportional subsidies.

                  (8)      by taking into account nonproportional subsidies.

         (h) The calculation of a participant's Present Value of Accrued Benefit as of a Determination Date shall be the sum of:

                  (1) the Present Value of Accrued Benefit using the actuarial assumptions of Section 1.1, which assumptions shall be identical for all defined benefit plans being tested for Top Heavy Plan status.

                  (2) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                           (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the participant's Present Value of


                                      12-6

                           Accrued Benefit as of the valuation date.
                           Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, benefits paid on account of death, to the extent such benefits do not exceed the Present Value of Accrued Benefits existing immediately prior to death, shall be treated as distributions for the purposes of this paragraph.

                  (3) any employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the participant's Present Value of Accrued Benefit.

                  (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to- plan transfers accepted after December 31,1983, as part of the participant's Present Value of Accrued Benefit.


                                      12-7

                           However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984, shall be considered as part of the participant's Present Value of Accrued Benefit.

                  (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the employee or made to a plan maintained by the same employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall consider such rollovers or plan-to-plan transfers as part of the participant's Present Value of Accrued Benefit, irrespective of the date on which such rollovers or plan-to-plan transfers are accepted.

                  (6) for the purposes of determining whether two employers are to be treated as the same employer in (4) and (5) above, all employers aggregated under Code Section 414(b), (c), (m) or (o) are treated as the same employer.

         (i) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                  (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                  (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all participants.



                                      12-8

12.3     Vesting For Top Heavy Plan. Notwithstanding the vesting provided for in
         Section 2.5, for any Top Heavy Plan Year, the vested portion of the accrued benefit of any participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the participant's accrued benefit determined on the basis of the participant's number of years of service according to the following schedule:



                               Vesting Schedule
                              Continuous Service             Percentage
                              ------------------             ----------

                                  Less than 3                      0%
                                       3                         100%

         If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Committee shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

12.4     Minimum Benefit Requirement For Top Heavy Plan

         (a) The minimum accrued benefit derived from employer contributions to be provided under this Section for each employee who is a participant during a Top Heavy Plan Year shall equal the product of (1) one-twelfth (1/12th) of Compensation averaged over the five (5) consecutive "limitation years" (or actual number of "limitation years," if less) which produce the highest average, and (2) the lesser of
                  (i) two percent (2%) multiplied by Credited Service, or (ii) twenty percent (20%), expressed as a single life annuity.



                                      12-9

                  However, for any Plan Year when (1) the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (2) a Key Employee is a participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, the extra minimum accrued benefit (required by Section 11.6(d) to provide the higher limitations) shall be provided for each employee who is a participant by substituting three percent (3%) for two percent (2%) and thirty percent (30%) for twenty percent (20%) above.

         (b)      For purposes of providing the minimum benefit under Code
                  Section 416, an employee who is not a participant solely because (1) his Compensation is below a stated amount or (2) he declined to make mandatory contributions (if required) to the plan will be considered to be a participant. Furthermore, such minimum benefit shall be provided regardless of whether such employee is employed on a specified date.

         (c) For purposes of this Section, Benefit Service for any Plan Year beginning before January 1, 1984, or for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

         (d) For purposes of this Section Compensation, for any "limitation year" ending in a Plan Year which began prior to January 1, 1984, subsequent to the last "limitation year" during which the Plan is a Top Heavy Plan, or in which the participant failed to complete a year of service, shall be disregarded.

         (e) If Article 4 provides for the Normal Retirement Benefit to be paid in a form other than a single life annuity, the accrued


                                      12-10
                  benefit under this Section shall be the Actuarial Equivalent of the minimum Accrued benefit under (a) above pursuant to
                  Section 1.1.

         (f) If payment of the minimum accrued benefit commences at a date other than Normal Retirement Date, the minimum accrued benefit shall be the Actuarial Equivalent of the minimum accrued benefit commencing at Normal Retirement Date pursuant to
                  Section 1.1.

         (g) If a Non-Key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, the minimum benefits shall be provided under this Plan for any Plan Year beginning prior to January 1, 1993.

         (h) Notwithstanding the foregoing, for Plan Years beginning after December 31, 1992, the minimum benefit requirement for a Top Heavy Plan shall be determined in the following manner:

                  (1) Each employee who is a participant during a Top Heavy Plan Year shall be provided the minimum accrued benefit pursuant to (a) above.

                  (2) For any Plan Year when (i) the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (ii) a Key Employee is a participant in both this Plan and a defined contribution plan included in a required Aggregation Group which is top heavy, the extra minimum accrued benefit (required by Section 11.6(d) to provide the higher limitations) shall be provided for each employee who is a participant by substituting three percent (3%) for two percent (2%) and thirty percent (30%) for twenty percent (20%) in
                           (a) above.


                                      12-11

                  (3) the extra minimum accrued benefit (required by Section 11.6(d) to provide the higher limitations) will not be provided.

         (i) To the extent required to be nonforfeitable under Section 12.3, the minimum accrued benefit under this Section may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).


12.5 Cancellation of Section. In the event that it should subsequently be determined by statute, Supreme Court decision, ruling by the Commissioner of Internal Revenue, or otherwise that the provisions of this Article 12 are no longer necessary to qualify the Plan under the Internal Revenue Code, this Article 12 shall become ineffective without amendment to the Plan.



                                      12-12

                           HANDY & HARMAN PENSION PLAN

                                   Article 13

              MERGER, CONSOLIDATION, OR ASSET OR LIABILITY TRANSFER



13.1 In the event that this Pension Plan and the Pension Trust merges or consolidates with, or transfers its assets or liabilities to, any other plan of deferred compensation qualified under Code Section 401(a), no Participant herein shall, solely on account of such merger, consolidation or transfer, be entitled to a benefit immediately following such event which is less than the benefit to which he was entitled immediately preceding such event. For the purpose of this Section, the benefit to which a Participant is entitled shall be calculated based upon the assumption that the Pension Plan terminated and distribution of assets occurred on the day as of which the amount of the Participant's entitlement is being determined.





                                      13-1

                           HANDY & HARMAN PENSION PLAN

                                   Article 14

                            MISCELLANEOUS PROVISIONS


14.1 The text of any Section shall always govern and control in the event of any conflict with the heading of such Section.


14.2 The terms of the Pension Plan shall always govern and control in the event of any conflict with the terms of any booklet or other document relating to the Pension Plan distributed to any Participant, beneficiary or spouse.


14.3 The amount of any benefit to which any person is entitled under the Pension Plan shall always be governed and controlled by the Pension Plan in the event of any conflict with the amount of such benefit set forth in any booklet or other document relating to the Pension Plan distributed to any Participant, beneficiary or spouse.


14.4 Wherever applicable, any word used in the masculine shall include the feminine, and any word used in the singular shall include the plural.


14.5 Each Participating Company and each Participant, beneficiary and surviving spouse shall be bound by all of the terms and provisions of the Pension Plan and the Pension Trust.


14.6     Except to comply with the applicable requirements of a Qualified


                                      14-1

         Domestic Relations Order or to the extent otherwise expressly required by law, no benefit payable under or purchased by the Pension Plan or Pension Trust shall be subject to the claims of any creditor of any Participant or his spouse or beneficiary, nor shall the same be subject to attachment, garnishment or other legal or equitable process by any creditor of the Participant or his spouse or beneficiary, nor shall any Participant or his spouse or beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any such benefits.


14.7 Any discretionary act taken or any discretionary decision made by the Committee at any time shall not constitute or result in discrimination in favor of employees who are officers, shareholders, or highly-compensated employees.


14.8 Any act or procedure specified or permitted by the Pension Plan shall be subject to such change as the Committee may deem necessary in order to conform to the requirements of any applicable law.


14.9 If an individual enters the military service of the United States after he has become a Participant, his rights under the Pension Plan during the period of such military service shall be determined by the Company. Such determination


                                      14-2
         shall be binding and conclusive on such individual and on all other persons and parties concerned. However, such decision shall not constitute or result in discrimination in favor of individuals who are officers, shareholders, or highly-compensated employees.


14.10 The adoption and maintenance of the Pension Plan shall not be construed or interpreted in any way as constituting a contract of employment between any Participating Company and any of its Employees or Participants, or as constituting an inducement to or consideration for the employment by the Participating Company of any of its Employees or Participants. Any Participating Company shall have the right at any time to terminate the employment of any of its Employees or Participants with the same force and effect as if the Pension Plan had never been adopted.


14.11 Nothing herein shall be deemed to prohibit a member of the Committee, the Pension Trustee or Trustees, or any other Pension Plan fiduciary or official from serving in more than one fiduciary capacity with respect to the Pension Plan.


                                      14-3

                             FIRST AMENDMENT TO THE
                          HANDY & HARMAN PENSION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 1, 1989)
                                  (THE "PLAN")

The Handy & Harman Pension Plan is amended in the following respects:

1) Section 1.1 of the Plan defining "Actuarial Equivalent" as in effect for all participating companies is hereby amended effective June 1, 1995, to apply to all Participants who have an Hour of Service on or after June 1, 1995, to read as follows:

     "1.1 'Actuarial Equivalent' shall mean when applicable to a benefit payable as a monthly pension hereunder that the benefit has, at the date of determination, the same value as the applicable other benefit payable as a monthly pension hereunder when computed with interest at 8% per year, compounded annually, and with mortality in accordance with the Unisex Pension 1984 Mortality Table without age adjustment in the case of the Participant and set back three years in the case of a spouse.

             In any case where the Actuarial Equivalent of the benefit payable to any Participant who has an Hour of Service on or after June 1, 1995, or the surviving spouse of such a Participant, is determined as a single sum amount, such Actuarial Equivalent shall be based on the applicable calculation period, the applicable interest rate and the applicable mortality table. The applicable calculation period is the calendar quarter in which the individual's Annuity Starting Date occurs. The applicable interest rate is the interest rate on 30-year Treasury securities for the second month prior to the beginning of the applicable calculation period, as specified by the Internal Revenue Service, and as adjusted for the required one year transition period. The applicable mortality table is the 1983 Group Annuity Mortality Table with a 50% male and 50% female composite as published in Revenue Ruling 95-6. However, the single sum amount will not be less than the amount based on the Participant's Accrued Monthly Pension as of June 1, 1995 under the Plan as in effect on June 1, 1995 computed with interest at 8% per year, compounded annually, and with mortality in accordance with the Unisex Pension 1984 Mortality Table without age adjustment in the case of the Participant and set back three years in the case of the spouse, and reflecting the age of the individual at the Annuity Starting Date. In determining any single sum amount the determination shall be made assuming the Participant is not married and elects no optional form of pension. In the case of determining the single sum amount for a Participant who is not entitled to an immediate pension, such single sum amount shall be determined reflecting the amount of pension commencing at the Participant's Normal Retirement Date."

2) Section 2.4 of the Plan regarding "Active Participant" as in effect for all participating companies is hereby amended effective June 1, 1995 to read as follows:

     "2.4 Active Participant. Each Member Of The Eligible Class shall become an Active Participant on the earliest January 1st or July 1st coincident with (next following, if none coincides with) the date as of which he has both completed one year of Continuous Service and attained his 21st Birthday. An Active Participant shall cease to be an Active Participant on the date as of which he ceases to be a Member Of The Eligible Class."

                            SECOND AMENDMENT TO THE
                          HANDY & HARMAN PENSION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 1, 1989)
                                  (THE "PLAN")


The Handy & Harman Pension Plan is amended effective January 1, 1997 in the following respects:

(1) Section 3.3 of the Plan defining "Accrued Monthly Pension" as in effect for all Participating Companies is hereby amended by adding the following wording at the end of the present section 3.3:

     ", provided that the Accrued Monthly Pension of any Participant who had any period of coverage under the Optional Preretirement Spouse Pension described in Section 4.25 shall have his Accrued Monthly Pension reduced for the cost of that coverage as determined under Section 4.25."

(2) A new Section 4.25 regarding Optional Preretirement Spouse Pension is hereby added to the Plan to read as follows:

     "4.25 Optional Preretirement Spouse Pension. An Active Participant may elect to increase the Preretirement Spouse Pension described in Section
     4.5 to the amount that would be provided by substituting a 100% Joint And Survivor Pension election for the deemed 50% Joint And Survivor Pension election provided under Section 4.5.

An Active Participant may elect to have this coverage become effective on either Option Effective Date 1 or Option Effective Date 2 determined as follows:

Option Effective Date 1 shall be the latest of (a), (b) and (c):

(a) the date five years prior to the Active Participant's Earliest Benefit Commencement Date,

(b) the first day of the month coincident with or next following the Active Participant's first anniversary of his marriage to his spouse,

(c)  January 1, 1997.

Option Effective Date 2 shall be the latest of (d), (e) and (f):

(d)  the Active Participant's Earliest Benefit Commencement Date,

(e) the first day of the month coincident with or next following the Active Participant's first anniversary of his marriage to his spouse,

(f)  January 1, 1997.


An Active Participant may elect the coverage in the 90 day period ending on Option Effective Date 1 or Option Effective Date 2. If the Active Participant elects the coverage to become effective on Option Effective Date 1, it will be presumed that the coverage will continue during the period beginning on Option Effective Date 2 unless the Participant makes a timely written election to cancel the coverage effective on Option Effective Date 2.

The election for this coverage is irrevocable and with one exception it may not be revoked during the remainder of the period up to the Participant's benefit commencement date, whether or not the pension commences at the Participant's termination of employment. The one exception is when the Participant elects coverage at Option Effective Date 1 in which case the Participant may elect to discontinue the coverage at Option Effective Date 2 provided written notice is provided to the Administrative Committee on a form authorized by the Administrative Committee during the 90 day period ending on Option Effective Date 2.

An election made under this Section 4.25 will result in the Preretirement Spouse Pension described under Section 4.5 being determined by substituting a 100% Joint And Survivor Pension for the 50% Joint And Spouse Pension otherwise provided thereunder.

A charge of 4/100% (i.e. .0004) of the Participant's Accrued Monthly Pension shall be made for each month the coverage is in effect (i.e. .48% per year). This charge will be made whether the pension is payable as a retirement benefit to the Participant or as a survivor pension to the spouse. A month of coverage will be each calendar month beginning with the Option Effective Date 1 or Option Effective Date 2 as applicable, and ending with the date of benefit commencement (Participant's date of death if earlier) during which the Participant has a spouse (or ex-spouse for whom a qualified domestic relation order applies). A Participant's coverage will cease upon divorce provided a qualified domestic relations order does not require continued coverage, or upon the death of the spouse. If a Participant whose elected coverage ceases because of divorce or death of the spouse subsequently remarries, months of coverage under this Section 4.25 and the charge applicable thereto will recommence twelve months after the Participant's remarriage."

                            FOURTH AMENDMENT TO THE
                          HANDY & HARMAN PENSION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 1, 1989)
                                  (THE "PLAN")


The Handy & Harman Pension Plan is amended effective January 1, 1997 in the following respects:

1) The first sentence of the second paragraph of Section 1.1 of the Plan defining "Actuarial Equivalent" as in effect for all participating companies is hereby amended to read as follows:

     "In any case where the Actuarial Equivalent of the benefit payable to any Participant who has an Hour of Service on or after June 1, 1995 or whose monthly pension would otherwise commence on or after July 1, 1997, or the surviving spouse of such a Participant, is determined as a single sum amount, such Actuarial Equivalent shall be based on the applicable calculation period, the applicable interest rate and the applicable mortality rate."

2) Section 1.1 of the Plan defining "Actuarial Equivalent" as in effect for former hourly employees of Conn-Form Corporation and former salaried employees of Platina Laboratories, Inc. is hereby amended to add an additional paragraph to the end of the present Section 1.1 to read as follows:

     "Notwithstanding the above, in the case of a former hourly employee of Conn-Form Corporation whose pension was determined during or prior to 1987 to be payable as a lump sum amount, and in the case of a former salaried employee of Platina Laboratories, Inc. whose pension was determined during or prior to 1991 to be payable as a lump sum but whose amount of lump sum was inadvertently not paid, then a revised amount of lump sum shall be calculated and paid to the Participant even if such revised amount of lump sum exceeds $3,500. The recalculated amount will be equal to the amount of lump sum previously determined and increased with interest to reflect the period from the prior calculation date to the expected payment date at an annual rate of interest equal to the PBGC immediate interest rate reflected in the original calculation of the lump sum amount."

3) Section 1.10 of the Plan defining "Employee" as in effect for all participating companies, is hereby amended to read as follows:

     "1.10 'Employee' shall mean each individual who is in the employment of an Affiliated Corporation on or after December 1, 1989 or such later date that the employment unit which employs him became a Participating Company. An individual shall be considered an Employee for the purpose of the Plan only if the individual is a common law employee of the employer who is also initially treated as a common law employee on the payroll records of the employer."

4) Section 4.22 of the Plan regarding "Commencement Date of Pensions" as in effect for all participating companies is hereby amended to add the following paragraph at the end of the present Section 4.22:

     "If a Participant applies for a benefit after the date on which the Participant's benefit would otherwise have commenced in an unreduced amount (but not earlier than the first day of the month following the Participant's termination of employment), payments will be made to the Participant in an actuarially increased amount reflecting the date of the Participant's application for the benefit (but not later than the April 1st following the calendar year in which the Participant attains age
     70 1/2). The Participant may elect before the first such actuarially increased payment is made to him, to instead receive payments retroactive to the date that monthly payments otherwise would have been paid in an unreduced amount. If the Participant elects retroactive payments and the period of retroactive payments is 12 months or more, the sum of the back payments will be increased with interest at the annual rate of 8% reflecting the date that each such retroactive payment would have been paid."

5) Paragraph (e) of Section 11.2 of the Plan regarding "Maximum Annual Benefit" is hereby amended to read as follows:

     "(e) The limitations stated in Paragraph (a) regarding the dollar limitation and regarding the 100% of compensation limitation shall be adjusted annually as provided in Code Section 415(b) pursuant to the regulations prescribed by the Secretary of the Treasury for participants who have separated from service with a nonforfeitable right to an accrued benefit."

                             FIFTH AMENDMENT TO THE
                          HANDY & HARMAN PENSION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 1, 1989)
                                  (THE "PLAN")

The Handy & Harman Pension Plan as in effect at all Participating Companies is hereby amended effective January 1, 1998 in the following respects:

(1)  Amend the first sentence of Section 3.13B of the Plan to read as follows:

     "3.13B The definition of Average Monthly Basic Pay in this Section 3.13B is effective for the period starting December 1, 1992 and ending December 31, 1997."

(2)  Add a new section 3.13C to the Plan to read as follows:

     "3.13C The definition of Average Monthly Basic Pay in this Section 3.13C is effective for the period starting January 1, 1998. "Average Monthly Basic Pay" for the period starting January 1, 1998 shall mean for an Active Participant in and for any Plan Year one-twelfth of the average of his Basic Pay during all his Plan Years beginning with the Plan Year commencing on January 1, 1998 provided that at least five Plan Years will be included in such average except that if there are not at least five Plan Years as to which Basic Pay is defined for the Active Participant, Average Monthly Basic Pay for such Active Participant shall be equal to the average of his Basic Pay for all those Plan Years for which Basic Pay is defined for him, and further provided that if such Active Participant has any period of consecutive Plan Years beginning on or after December 1, 1988 that includes the same number of Plan Years that is included in his Average Monthly Basic Pay which results in a larger amount of Average Monthly Basic Pay such larger Average Monthly Basic Pay will be reflected in his calculation."